UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

AVI BIOPHARMA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Proxy Statement of AVI BioPharma, Inc. (“AVI” or the “Company”) mailed to shareholders on or about May 4, 2010 contained cross-references on pages 25, 28, and 34 of the Proxy Statement to note 12 (Subsequent Events) to the financial statements filed with the Company’s Amendment No. 1 to the Company’s Annual Report on Form 10-K/A, which was filed with the Securities and Exchange Commission (“SEC”) on April 28, 2010.  All such references should be deleted and replaced with cross-references to note 12 (Subsequent Events (unaudited)) to the financial statements filed with the Company’s Amendment No. 2 to the Company’s Annual Report on Form 10-K/A, which was filed with the SEC on May 24, 2010.